UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2016

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3720
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 31, 2016, Southcross Energy Partners, L.P. (the “Partnership”) was notified by the New York Stock Exchange (“NYSE”) that, as a result of the Partnership’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Form 10-K”), the Partnership does not presently satisfy the NYSE’s continued listing standard under Rule 802.01E of the NYSE Listed Company Manual.

As previously disclosed, Southcross Holdings LP (“Parent”), which owns the general partner of the Partnership and an approximate 62% limited partner interest in the Partnership, filed a pre-packaged plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code (the “POR”). The management team of the Parent is substantially identical to the management team of the Partnership. Due to the significant amount of time devoted by the Parent’s management with respect to negotiating the terms of the POR and the time required to evaluate and disclose the effects of such POR on the Partnership and its ability to comply with the financial covenants under its debt agreements, the Partnership did not file its Form 10-K within the prescribed time period. In order to avoid the inclusion of an explanatory paragraph regarding the substantial doubt about the Partnership’s ability to continue as a going concern in the independent auditor’s report to be issued in connection with the Partnership’s consolidated financial statements for the year ended December 31, 2015, the Partnership intends to await the bankruptcy court’s confirmation of the POR before filing the Form 10-K.

Under the NYSE rules, the Partnership will have six months from March 31, 2016 to file the Form 10-K with the Securities and Exchange Commission (the “SEC”). The Partnership can regain compliance with the NYSE listing standards before that deadline by filing the Form 10-K with the SEC. If the Company fails to file the Form 10-K by the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Partnership to regain compliance, depending on the specific circumstances. The letter from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

The current noncompliance with the NYSE listing standard does not affect the Partnership’s ongoing business operations or its SEC reporting requirements, and does not cause an event of default under the Partnership’s credit facility and term loan.

Item 7.01. Regulation FD Disclosure.

As required under the NYSE rules, the Company issued a press release on April 6, 2016, announcing that it had received the notice of noncompliance with the aforementioned NYSE continued listing standard. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Southcross Energy Partners, L.P. dated April 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

Dated: April 6, 2016	By:	/s/ Bret M. Allan
		Name:	Bret M. Allan
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Southcross Energy Partners, L.P. dated April 6, 2016.